SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 31, 2000


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
           as depositor (the "Depositor") and Bankers Trust Company, as trustee (the "Trustee") under the Pooling Agreement, dated and effective as of January 25, 2000, providing for the issuance of the MLMI Resecuritization Pass-Through Certificates, Series 2000-1C.


            MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, SERIES 2000-1C.
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-81429                        13-5674085
          (Commission File Number)        (I.R.S. Employer Identification No.)


          250 VESEY STREET
          WORLD FINANCIAL CENTER, NORTH TOWER
           NEW YORK, NEW YORK                          10281
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 449-1000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of May 31, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling Agreement, dated as of January 25, 2000.


          Date:  June 19, 2000              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of May 31, 2000.





Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1C
Statement  To  Certificateholders
DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE
          A-1   14,463,461.00  14,204,419.16      76,940.60      87,284.40
>164,225.00           0.00           0.00  14,117,134.76
          A-2   15,855,000.00  16,114,041.84           0.00           0.00
>      0.00           0.00      87,284.40  16,201,326.24
          A-3    2,526,539.00   2,526,539.00           0.00           0.00
>      0.00           0.00           0.00   2,526,539.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
TOTALS          32,845,000.00  32,845,000.00      76,940.60      87,284.40
>164,225.00           0.00      87,284.40  32,845,000.00
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT
          A-1  589929UY2          982.089913       5.319653       6.034821
> 11.354475     976.055092       6.500000%      6.500000%
          A-2  589929UZ9        1,016.338180       0.000000       0.000000
>  0.000000   1,021.843345       6.500000%      6.500000%
          A-3  589929VA3        1,000.000000       0.000000       0.000000
>  0.000000   1,000.000000       0.000000%      0.000000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
DEPOSITOR:                    Merrill Lynch Mortgage Investors, Inc.       ADMI
>NISTRATOR:                Jacqueline Sewell

>                          Deutsche Bank
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                          1761 E. St. Andrew Place
RECORD DATE:                  April 28, 2000
>                          Santa Ana, CA 92705
DISTRIBUTION DATE:             May 31, 2000
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1C
Statement  To  Certificateholders
Distribution Date:            May 31, 2000
Available Funds
>                                             164,225.00
Loss Amounts Since the Closing Date
>                                                   0.00
Pooled Security Interest Shortfall amounts allocated to Class A-1
>                                                   0.00
Pooled Security Interest Shortfall amounts allocated to Class A-2
>                                                   0.00

>            Second Prior     Preceding       Current

>            Pool Security  Pool Security  Pool Security
Number of Pooled Securities remaining:       1
>           Distrib'n Date Distrib'n Date Distrib'n Date

>             27-Mar-00      25-Apr-00      25-May-00
GECMS 1999-13   Class A-17 Pooled Security Distribution Date Principal Balance
>            32,845,000.00  32,845,000.00  32,845,000.00
Aggregate Pooled Security Distribution Date Principal Balance
>            32,845,000.00  32,845,000.00  32,845,000.00
                                                Interest          (a)
>  (b)         (a) - (b)      Count and
Pooled Security                  Interest       Shortfall      Interest       I
>nterest       Excess of   Aggregate Principal Balance of
Distribution Date Information      Rate        per annum %     Scheduled     Di
>stributed  Sched. v Dist. Underlying Mortgage Loans
GECMS 1999-13   Class A-17          6.000000%      0.000000%    164,225.00
>164,225.00           0.00          1,421 470,679,229.72
                               Realized Loss  Realized Loss  Realized Loss
>                                             Current
                               on Underly'g   on Underly'g   on Underly'g
>Current     Realized Loss     Current         Total
Pooled Security                 Mort. Loans    Mort. Loans    Mort. Loans   Rea
>lized Loss   on Security     Principal       Amount
Distribution Date Information     Current     Since Cut-Off Life of Securit  on
> Security   Since Cut-Off   Distributed    Distributed
GECMS 1999-13   Class A-17          6,776.52       6,776.52       6,776.52
>      0.00           0.00           0.00     164,225.00
                                                                Page 2 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1C
Statement  To  Certificateholders
HISTORY OF AGGREGATE POOLED SECURITY DELINQUENCY STATISTICS
Pooled Security Dist. Date    Pool Aggregate                 30 - 59 Days   60
>- 89 Days     90+ Days     Foreclosures     REO Loans
                                       1,421      Count                  9
>         2              0              2              0
     25-May-00                   470,679,230     Balance      3,197,776.09
>600,695.33           0.00     602,899.43           0.00
                                               % of Count         0.633357%
>  0.140746%      0.000000%      0.140746%      0.000000%
                                              % of Balance        0.679396%
>  0.127623%      0.000000%      0.128091%      0.000000%
                                       1,428      Count                 10
>         0              2              1              1
     25-Apr-00                   473,606,282     Balance      3,538,855.58
>      0.00     533,480.14     336,537.88       6,776.52
                                               % of Count         0.700280%
>  0.000000%      0.140056%      0.070028%      0.070028%
                                              % of Balance        0.747215%
>  0.000000%      0.112642%      0.071059%      0.001431%
                                       1,434      Count                  9
>         4              0              1              1
     27-Mar-00                   476,373,274     Balance      2,944,852.90   1,
>124,356.96           0.00     336,537.88     383,722.00
                                               % of Count         0.627615%
>  0.278940%      0.000000%      0.069735%      0.069735%
                                              % of Balance        0.618182%
>  0.236024%      0.000000%      0.070646%      0.080551%
                                       1,437      Count                 12
>         3              0              1              1
     25-Feb-00                   477,804,514     Balance      4,130,425.67
>780,035.87           0.00     336,537.88     383,722.00
                                               % of Count         0.835073%
>  0.208768%      0.000000%      0.069589%      0.069589%
                                              % of Balance        0.864459%
>  0.163254%      0.000000%      0.070434%      0.080309%
                                       1,441      Count                 13
>         1              1              0              1
     25-Jan-00                   479,946,908     Balance      4,059,527.40
>267,554.34     336,537.88           0.00     383,722.00
                                               % of Count         0.902151%
>  0.069396%      0.069396%      0.000000%      0.069396%
                                              % of Balance        0.845828%
>  0.055747%      0.070120%      0.000000%      0.079951%
                                       1,445      Count                  9
>         3              0              1              0
     27-Dec-99                   481,899,377     Balance      3,409,358.67   1,
>022,181.24           0.00     383,722.00           0.00
                                               % of Count         0.622837%
>  0.207612%      0.000000%      0.069204%      0.000000%
                                              % of Balance        0.707484%
>  0.212115%      0.000000%      0.079627%      0.000000%
                                       1,450      Count                  9
>         0              0              1              0
     26-Nov-99                   484,920,485     Balance      3,367,757.32
>      0.00           0.00     383,722.00           0.00
                                               % of Count         0.620690%
>  0.000000%      0.000000%      0.068966%      0.000000%
                                              % of Balance        0.694497%
>  0.000000%      0.000000%      0.079131%      0.000000%
                                       1,454      Count                 10
>         0              0              1              0
     25-Oct-99                   486,949,573     Balance      4,022,048.83
>      0.00           0.00     383,722.00           0.00
                                               % of Count         0.687758%
>  0.000000%      0.000000%      0.068776%      0.000000%
                                              % of Balance        0.825968%
>  0.000000%      0.000000%      0.078801%      0.000000%
                                       1,458      Count                  7
>         3              0              0              0
     27-Sep-99                   488,569,839     Balance      2,590,900.90
>798,586.26           0.00           0.00           0.00
                                               % of Count         0.480110%
>  0.205761%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.530303%
>  0.163454%      0.000000%      0.000000%      0.000000%
                                       1,461      Count                 13
>         0              0              0              0
     25-Aug-99                   490,263,646     Balance      3,982,111.77
>      0.00           0.00           0.00           0.00
                                               % of Count         0.889802%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.812239%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                       1,470      Count                  4
>         0              0              0              0
     26-Jul-99                   494,425,998     Balance      1,594,682.03
>      0.00           0.00           0.00           0.00
                                               % of Count         0.272109%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.322532%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                           0      Count                  0
>         0              0              0              0
     25-Jun-99                             0     Balance              0.00
>      0.00           0.00           0.00           0.00
                                               % of Count         0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
Notes:         Foreclosure and REO Loans are not included as part of Delinquenc
>ies.  Bankruptcies, if any, are included as part of Delinquencies.
               Percentages are based on the aggregate Underlying Mortgage Loan
>information from all related Pooled Securities for each
               reporting category divided by aggregate of all Underlying Mortga
>ge Loan information for all related Pooled Securities.
                                                                Page 3 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1C
Statement  To  Certificateholders
Distribution Date:            May 31, 2000
Pooled Security:              GECMS 1999-13   Class A-17
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance                                                            3,
>197,776.09     600,695.33           0.00   3,798,471.42
Percentage of Pool Balance
>  0.679396%      0.127623%      0.000000%      0.807019%
Number of Underlying Mortgage Loans
>          9              2              0             11
Percentage of Underlying Mortgage Loans
>  0.633357%      0.140746%      0.000000%      0.774103%
Foreclosure Loans
>                                              Total
Principal Balance
>                                             602,899.43
Percentage of Pool Balance
>                                               0.128091%
Number of Underlying Mortgage Loans
>                                                       2
Percentage of Underlying Mortgage Loans
>                                               0.140746%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
                                                                Page 4 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank